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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                  FORM 8-K/A

                                CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): August 14, 1997





                          SEALED AIR CORPORATION

          (Exact Name of Registrant as Specified in its Charter)



            Delaware                               1-7834                          22-1682767

(State or Other Jurisdiction of           (Commission File Number)      (IRS Employer Identification No.)
         Incorporation)



                 Park 80 East
           Saddle Brook, New Jersey                      07663-5291

   (Address of Principal Executive Offices)              (Zip Code)



                              (201) 791-7600

           (Registrant's telephone number, including area code)


                             (Not Applicable)

       (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS.

      Sealed Air Corporation hereby files this Form 8-K/A, Amendment No. 1 to its Form 8-K dated August 18, 1997 (the "Form 8-K"), to state that the information contained in Item 5 of the Form 8-K is further qualified in its entirety by reference to the Term Sheet for Senior Convertible Preferred Stock that is attached hereto as an exhibit and incorporated by reference therein and herein.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (c)  Exhibits.

      Exhibit No.    Description
      -----------    -----------
          4.1        Term Sheet for Senior Convertible Preferred
                     Stock of New Sealed Air (referred to therein as
                     "Newco") (Exhibit E to the Merger Agreement)



                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: August 20, 1997                     SEALED AIR CORPORATION



                                           By: /s/ Horst Tebbe
                                               -----------------------
                                           Name: Horst Tebbe
                                           Title: Vice President-Finance and
                                                  Chief Financial Officer



                                 EXHIBIT INDEX


Exhibit No.                    Exhibit                                Page
-----------                    -------                                -----

  4.1 Term Sheet for Senior Convertible Preferred Stock of New Sealed Air (referred to therein as "Newco")
               (Exhibit E to the Merger Agreement)